EXHIBIT A

Cover Letter to the Offer to Purchase and Letter of Transmittal

PEACHTREE ALTERNATIVE STRATEGIES FUND

Institutional Shares

IF YOU DO NOT WANT TO SELL YOUR INSTITUTIONAL SHARES

AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

THIS IS SOLELY A NOTIFICATION OF THE FUND’S TENDER OFFER.

April 15, 2019

Dear Shareholders of Peachtree Alternative Strategies Fund’s Institutional Shares:

We are writing to inform you of important dates relating to an offer by the Peachtree Alternative Strategies Fund (the “Fund”) to purchase shares of the Fund’s Institutional Shares (“Shares”) from the shareholders of that class (“Offer”).

The Offer period will begin on April 15, 2019 and will end at 11:59 P.M., Eastern Time, on May 15, 2019. The purpose of the Offer is to provide liquidity to shareholders that hold Shares. Shares may be presented to the Fund for purchase only by tendering them during one of the Fund’s announced tender offers.

NO ACTION IS REQUIRED IF YOU DO NOT WISH TO TENDER ANY PORTION OF YOUR SHARES AT THIS TIME.

Should you wish to tender all or a portion of your Shares for purchase by the Fund during the Offer period, please complete and return the enclosed Letter of Transmittal by: (1) mail to Peachtree Alternative Strategies Fund, P.O. Box 46707, Cincinnati, OH 45246-0707 (for certified mail, return receipt requested) or to Peachtree Alternative Strategies Fund, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (for overnight mail); or (2) fax to the Fund at 1-513-587-3438, so that it arrives before 11:59 P.M., Eastern Time, on May 15, 2019. All tenders of Shares must be received either by mail or by fax (if by fax, please deliver an original, executed copy promptly thereafter) in good order before 11:59 P.M., Eastern Time, on May 15, 2019.

If you have any questions, please refer to the attached Offer to Purchase document, which contains additional important information about the tender offer, or call the Fund at 1-800-657-3812.

Sincerely,

Peachtree Alternative Strategies Fund

Cover Letter to the Offer to Purchase and Letter of Transmittal

PEACHTREE ALTERNATIVE STRATEGIES FUND

Institutional Shares

IF YOU DO NOT WANT TO SELL YOUR INSTITUTIONAL SHARES

AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

THIS IS SOLELY A NOTIFICATION OF THE FUND’S TENDER OFFER.

April 15, 2019

Dear Shareholders of Peachtree Alternative Strategies Fund’s Institutional Shares:

We are writing to inform you of important dates relating to an offer by the Peachtree Alternative Strategies Fund (the “Fund”) to purchase shares of the Fund’s Institutional Shares (“Shares”) from the shareholders of that class (“Offer”).

The Offer period will begin on April 15, 2019 and will end at 11:59 P.M., Eastern Time, on May 15, 2019. The purpose of the Offer is to provide liquidity to shareholders that hold Shares. Shares may be presented to the Fund for purchase only by tendering them during one of the Fund’s announced tender offers.

NO ACTION IS REQUIRED IF YOU DO NOT WISH TO TENDER ANY PORTION OF YOUR SHARES AT THIS TIME.

Should you wish to tender all or a portion of your Shares for purchase by the Fund during the Offer period, please complete and return the enclosed Letter of Transmittal by: (1) mail to National Financial Services, LLC, Alternative Investments Dept. – 5th Floor, Attn: Trading, 499 Washington Blvd, Jersey City, NJ 07310 (for certified mail, return receipt requested); or (2) fax to National Financial Services, LLC at 1-508-229-9523. National Financial Services must send the Letter of Transmittal to the Fund so that it arrives before 11:59 P.M., Eastern Time, on May 15, 2019. All tenders of Shares must be received by the Fund either by mail or by fax (if by fax, please deliver an original, executed copy promptly thereafter) in good order before 11:59 P.M., Eastern Time, on May 15, 2019.

If you have any questions, please refer to the attached Offer to Purchase document, which contains additional important information about the tender offer, or call the Fund at 1-800-657-3812.

Sincerely,

Peachtree Alternative Strategies Fund

Cover Letter to the Offer to Purchase and Letter of Transmittal

PEACHTREE ALTERNATIVE STRATEGIES FUND

Institutional Shares

IF YOU DO NOT WANT TO SELL YOUR INSTITUTIONAL SHARES

AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

THIS IS SOLELY A NOTIFICATION OF THE FUND’S TENDER OFFER.

April 15, 2019

Dear Shareholders of Peachtree Alternative Strategies Fund’s Institutional Shares:

We are writing to inform you of important dates relating to an offer by the Peachtree Alternative Strategies Fund (the “Fund”) to purchase shares of the Fund’s Institutional Shares (“Shares”) from the shareholders of that class (“Offer”).

The Offer period will begin on April 15, 2019 and will end at 11:59 P.M., Eastern Time, on May 15, 2019. The purpose of the Offer is to provide liquidity to shareholders that hold Shares. Shares may be presented to the Fund for purchase only by tendering them during one of the Fund’s announced tender offers.

NO ACTION IS REQUIRED IF YOU DO NOT WISH TO TENDER ANY PORTION OF YOUR SHARES AT THIS TIME.

Should you wish to tender all or a portion of your Shares for purchase by the Fund during the Offer period, please complete and return the enclosed Letter of Transmittal by: (1) mail to Charles Schwab & Co., Inc., Attn: Alternative Investment Custody Services, P.O. Box 52159, Phoenix, AZ 85072-21597 (for certified mail, return receipt requested) or to Charles Schwab & Co., Inc., Attn: Alternative Investment Custody Services, 2423 E Lincoln Dr., Phoenix, AZ 85016-1215 (for overnight mail); or (2) fax to Charles Schwab & Co., Inc. at 1-877-348-5346 Attn: Redemptions. Charles Schwab & Co., Inc. must send the Letter of Transmittal to the Fund so that it arrives before 11:59 P.M., Eastern Time, on May 15, 2019. All tenders of Shares must be received either by mail or by fax (if by fax, please deliver an original, executed copy promptly thereafter) in good order before 11:59 P.M., Eastern Time, on May 15, 2019.

If you have any questions, please refer to the attached Offer to Purchase document, which contains additional important information about the tender offer, or call the Fund at 1-800-657-3812.

Sincerely,

Peachtree Alternative Strategies Fund

Cover Letter to the Offer to Purchase and Letter of Transmittal

PEACHTREE ALTERNATIVE STRATEGIES FUND

Institutional Shares

IF YOU DO NOT WANT TO SELL YOUR INSTITUTIONAL SHARES

AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

THIS IS SOLELY A NOTIFICATION OF THE FUND’S TENDER OFFER.

April 15, 2019

Dear Shareholders of Peachtree Alternative Strategies Fund’s Institutional Shares:

We are writing to inform you of important dates relating to an offer by the Peachtree Alternative Strategies Fund (the “Fund”) to purchase shares of the Fund’s Institutional Shares (“Shares”) from the shareholders of that class (“Offer”).

The Offer period will begin on April 15, 2019 and will end at 11:59 P.M., Eastern Time, on May 15, 2019. The purpose of the Offer is to provide liquidity to shareholders that hold Shares. Shares may be presented to the Fund for purchase only by tendering them during one of the Fund’s announced tender offers.

NO ACTION IS REQUIRED IF YOU DO NOT WISH TO TENDER ANY PORTION OF YOUR SHARES AT THIS TIME.

Should you wish to tender all or a portion of your Shares for purchase by the Fund during the Offer period, please complete and return the enclosed Letter of Transmittal by: (1) mail to TD Ameritrade, attention: Alternative Investments (for certified mail, return receipt requested); or (2) fax to TD Ameritrade at 1-866-468-6268, attention: Alternative Investments). TD Ameritrade must send the Letter of Transmittal to the Fund so that it arrives before 11:59 P.M., Eastern Time, on May 15, 2019. All tenders of Shares must be received either by mail or by fax (if by fax, please deliver an original, executed copy promptly thereafter) in good order before 11:59 P.M., Eastern Time, on May 15, 2019.

If you have any questions, please refer to the attached Offer to Purchase document, which contains additional important information about the tender offer, or call the Fund at 1-800-657-3812.

Sincerely,

Peachtree Alternative Strategies Fund